EXHIBIT 10.11

                             LEASE RENEWAL AGREEMENT

                                 I.  THE PARTIES

   The Parties to this Agreement are:

   1.01 Oshkosh Truck Corporation, a Wisconsin corporation having offices at 2307 Oregon Street; Oshkosh, Wisconsin 54901 ("Tenant").

   1.02 Lake-Aire Development, Inc., a Wisconsin corporation located in Oshkosh, WI 54901 ("Landlord").

                                  II.  RECITALS

   2.01  The date of this Agreement is April 21, 1994.

   2.02 Landlord and Tenant entered into a lease agreement dated March 31, 1993 ("Lease") for 16,084 square feet of office space located at 2201 Oregon Street, Oshkosh, Wisconsin ("Premises").

   2.03 Landlord and Tenant each desire and agree to extend the lease term of the Premises.

                               III.  THE AGREEMENT

   THEREFORE, the Parties agree as follows:

   3.01  The Recitals are a part of this Agreement.

   3.02 The lease term for the Premises under Article 2 of the Lease is hereby be extended and will now expire at midnight on February 28, 1999.

   3.03 All other provisions of the Lease are incorporated herein and are hereby modified or supplemented to conform herewith but in all other respects are to be and shall continue in full force and effect.

   3.04  This Agreement shall bind the Parties, their successors and assigns.


   IN WITNESS WHEREOF, this Agreement has been duly executed on the date of this Agreement.

   LAKE-AIRE DEVELOPMENT, INC.               OSHKOSH TRUCK CORPORATION


   By:  WILLIAM A. BREHM, JR.                By:  FRED S. SCHULTE
   William A. Brehm, Jr., Agent                 Fred S. Schulte
                                                Its: VP, CFO and Treasurer


                                             Attested By: BARBARA E. BOYCKS
                                                         Barbara E. Boycks
                                             Its: Assistant Corp. Secretary